                                   EXHIBIT 1

                      DIRECTORS AND EXECUTIVE OFFICERS OF
                                    VIVENDI

   ----------------------- ------------------------------------------------------- ------------- ---------------------------
                                                                                                     PRESENT PRINCIPAL
                                                                                                 OCCUPATION OR EMPLOYMENT,
  POSITION WITH VIVENDI                                                                              INCLUDING THE NAME
                                                  NAME AND                                        (PRINCIPAL BUSINESS) AND
                                              BUSINESS ADDRESS                     CITIZENSHIP     ADDRESS (IF DIFFERENT
                                                                                                 THAN BUSINESS ADDRESS) OF
                                                                                                          EMPLOYER
-------------------------- ------------------------------------------------------- ------------- ---------------------------
I.   Directors
-------------------------- ------------------------------------------------------- ------------- ---------------------------
Chairman of the Board      Jean-Marie Messier                                      French        Chairman of the Board and
and Chief Executive        c/o Vivendi                                                           Chief Executive Officer
Officer                    42 Avenue de Friedland                                                of Vivendi and Cegetel
                           75380 Paris,  Cedex 08, France
-------------------------- ------------------------------------------------------- ------------- ---------------------------
Vice Chairman and          Jean-Louis Beffa                                        French        Chairman and Chief
Director                   c/o Compagnie Saint Gobain les Miroirs                                Executive Officer of
                           18, Avenue d'Alsace                                                   Compagnie de Saint Gobain
                           92400 Courbevoie, France
-------------------------- ------------------------------------------------------- ------------- ---------------------------
Vice Chairman and          Ambroise Roux                                           French        Honorary Chairman  and
Director                   8 Bis, Rue Marguerite                                                 Director of Alcatel
                           75017 Paris, France                                                   Alsthom
-------------------------- ------------------------------------------------------- ------------- ---------------------------
Director                   Bernard Arnault                                         French        Chairman and Chief
                           c/o Vivendi                                                           Executive Officer of
                           42 Avenue de Friedland                                                Louis Vuitton Moet
                           75380 Paris, Cedex 08, France                                         Hennessy, Christian Dior,
                                                                                                 Montaigne Participations
                                                                                                 et Gestion and Compagnie
                                                                                                 Financiere du Nord
-------------------------- ------------------------------------------------------- ------------- ---------------------------
Director                   Jacques Calvet                                          French        Chairman of the
                                                                                                 Consultative Council of
                                                                                                 Morgan France

-------------------------- ------------------------------------------------------- ------------- ---------------------------
Honorary Chairman and      Guy Dejouany                                            French        Honorary Chairman of
Director                   c/o Vivendi                                                           Compagnie des Eaux et de
                           42 Avenue de Friedland                                                l'Ozone
                           75380 Paris,  Cedex 08, France
-------------------------- ------------------------------------------------------- ------------- ---------------------------
Director                   Jacques Friedmann                                        French        Chairman of the
                           c/o Vivendi                                                            Supervisory Board of
                           42 Avenue de Friedland                                                 AXA-UAP
                           75380 Paris, Cedex 08, France
---------------------------------------------------------------------------------- ------------- ---------------------------
Director                   Philippe Foriel-Destezet                                French        Chairman and Chief
                           c/o Vivendi                                                           Executive Officer of
                           42 Avenue de Friedland                                                Adecco, Finecco, Ecco and
                           75380 Paris, Cedex 08, France                                         Idem









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
-------------------------- ------------------------------------------------------- ------------- ---------------------------
                                                                                                     PRESENT PRINCIPAL
                                                                                                 OCCUPATION OR EMPLOYMENT,
  POSITION WITH VIVENDI                                                                              INCLUDING THE NAME
                                                  NAME AND                                        (PRINCIPAL BUSINESS) AND
                                              BUSINESS ADDRESS                     CITIZENSHIP     ADDRESS (IF DIFFERENT
                                                                                                 THAN BUSINESS ADDRESS) OF
                                                                                                          EMPLOYER
-------------------------- ------------------------------------------------------- ------------- ---------------------------

  Director                 Paul-Louis Girardot                                       French      Managing Director
                           c/o Vivendi                                                           of Vivendi;
                           42 Avenue de Friedland                                                Chairman and Chief
                           75380 Paris,  Cedex 08, France                                        Executive Officer of
                                                                                                 Compagnie Financiere pour
                                                                                                 le Radiotelephone - Cofira
-------------------------- ------------------------------------------------------- ------------- ---------------------------
Director                   Serge Tchuruk                                           French        Chairman and Chief
                           c/o Vivendi                                                           Executive Officer of
                           42 Avenue de Friedland                                                Alcatel Alsthom
                           75380 Paris, Cedex 08, France
-------------------------- ------------------------------------------------------- ------------- ---------------------------
Director                   Rene Thomas                                             French        Chairman of the
                           c/o Banexi                                                            Supervisory Board of
                           16 Blvd. des Italiens                                                 Banque pour l'Expansion
                           75009 Paris, France                                                   Industrielle - BANEXI
-------------------------- ------------------------------------------------------- ------------- ---------------------------
Director                   Marc Vienot                                             French        Honorary Chairman of
                           c/o Societe Generale                                                  Societe Generale
                           29 Boulevard Haussman
                           75009 Paris, France
-------------------------- ------------------------------------------------------- ------------- ---------------------------
Director                   Henri Lachmann                                          French        Former Chairman and
                           c/o Vivendi                                                           Chief Executive Officer
                           42 Avenue de Friedland                                                of Strafor Facom
                           75380 Paris, Cedex 08, France
-------------------------- ------------------------------------------------------  ------------- ----------------------------
 Director                  Simon Murray                                            British       Managing Director
                           c/o Vivendi                                                           of Deutsche Bank
                           42 Avenue de Friedland                                                Southeast Pacific
                           75380 Paris, Cedex 08, France                                         Region

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
-------------------------- ------------------------------------------------------- ------------- ---------------------------
                                                                                                     PRESENT PRINCIPAL
                                                                                                 OCCUPATION OR EMPLOYMENT,
                                                                                                     INCLUDING THE NAME
                                                                                                  (PRINCIPAL BUSINESS) AND
                                                  NAME AND                                         ADDRESS (IF DIFFERENT
  POSITION WITH VIVENDI                       BUSINESS ADDRESS                      CITIZENSHIP  THAN BUSINESS ADDRESS) OF
                                                                                                          EMPLOYER
-------------------------- ------------------------------------------------------- ------------- ---------------------------
II. Executive Officers
(other than those who
are also Directors)
-------------------------- ------------------------------------------------------- ------------- --------------------------
Executive Committee        Daniel Caille                                           French
Member-Water               c/o Vivendi
                           42 Avenue de Friedland
                           75385 Paris, France
-------------------------- ------------------------------------------------------- ------------- --------------------------
Director of Human          Jean-Francois Colin                                     French
Resources                  c/o Vivendi
                           42 Avenue de Friedland
                           75380 Paris,  Cedex 08, France
-------------------------- ------------------------------------------------------- ------------- --------------------------
Director of                Christine Delavennat                                    French
Communication and          c/o Vivendi
External Relations         42 Avenue de Friedland
                           75380 Paris,  Cedex 08, France
-------------------------- ------------------------------------------------------- ------------- --------------------------
Company Secretary and      Jean-Francois Dubos                                     French
Secretary to the Board     c/o Vivendi
                           42 Avenue de Friedland
                           75380 Paris,  Cedex 08, France
-------------------------- ------------------------------------------------------- ------------- --------------------------
Executive Committee        Philippe Germond                                        French
Member-Telecommunications  c/o Vivendi
                           42 Avenue de Friedland
                           75385 Paris, France
-------------------------- ------------------------------------------------------- ------------- --------------------------
Executive Committee        Guillaume Hannezo                                       French
Member-Finance Director    c/o Vivendi
                           42 Avenue de Friedland
                           75380 Paris,  Cedex 08, France
-------------------------- ------------------------------------------------------- ------------- --------------------------
Director of Legal Affairs  Gilbert Klajnman                                        French
                           c/o Vivendi
                           42 Avenue de Friedland
                           75380 Paris,  Cedex 08, France
-------------------------- ------------------------------------------------------- ------------- --------------------------
Executive Committee        Henri Proglio                                           French
Member-Waste Management    c/o Vivendi
and Transport              42 Avenue de Friedland
                           75384, Paris, France
-------------------------- ------------------------------------------------------- ------------- --------------------------
Management                 Agnes Audier                                            French
Committee Member           c/o Vivendi
                           42 Avenue de Friedland
                           75384, Paris, France
-------------------------- ------------------------------------------------------- ------------- --------------------------
Executive Committee        Stephane Richard                                        French
Member-Property            c/o Vivendi
                           42 Avenue de Friedland
                           75380 Paris,  Cedex 08, France
-------------------------- ------------------------------------------------------- ------------- --------------------------
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
-------------------------- ------------------------------------------------------- ------------- ---------------------------
                                                                                                      PRESENT PRINCIPAL
                                                                                                  OCCUPATION OR EMPLOYMENT,
                                                                                                     INCLUDING THE NAME
                                                                                                  (PRINCIPAL BUSINESS) AND
                                                  NAME AND                                         ADDRESS (IF DIFFERENT
  POSITION WITH VIVENDI                       BUSINESS ADDRESS                     CITIZENSHIP   THAN BUSINESS ADDRESS) OF
                                                                                                          EMPLOYER
-------------------------- ------------------------------------------------------- ------------- ---------------------------
Executive Committee        Antoine Zacharias                                       French
Member--Construction       c/o Vivendi
                           42 Avenue de Friedland
                           75380 Paris, Cedex 08, France
-------------------------- ------------------------------------------------------- ------------- --------------------------
Executive Committee        Eric Licoys                                             French
Member-Publishing and     c/o Vivendi
Multimedia                 42 Avenue de Friedland
                           75380 Paris, Cedex 08, France
-------------------------- ------------------------------------------------------- ------------- --------------------------
Management Committee       Thierry de Beauce                                       French
Member                     c/o Vivendi
                           42 Avenue de Friedland
                           75380 Paris, Cedex 08, France
-------------------------- ------------------------------------------------------- ------------- --------------------------

                      DIRECTORS AND EXECUTIVE OFFICERS OF
                          ANJOU INTERNATIONAL COMPANY

-------------------------- ------------------------------------------------------- ------------- ------------------------------
                                                                                                 PRESENT PRINCIPAL OCCUPATION
                                                                                                 OR EMPLOYMENT, INCLUDING THE
                                                                                                   NAME (PRINCIPAL BUSINESS)
                                                                                                   AND ADDRESS (IF DIFFERENT
   POSITION WITH ANJOU                            NAME AND                                         THAN BUSINESS ADDRESS) OF
  INTERNATIONAL COMPANY                       BUSINESS ADDRESS                     CITIZENSHIP             EMPLOYER
-------------------------- ------------------------------------------------------- ------------- ------------------------------
I.   Directors
-------------------------- ------------------------------------------------------- ------------- ------------------------------
Chairman of the Board      William Kriegel                                         USA           Chairman of the Board and
and Chief Executive        c/o Anjou International Management Services, Inc.                     Chief Executive Officer of
Officer                    800 Third Avenue                                                      Sithe Energies, Inc.; Chairman of
                           New York, New York  10022                                             the Board of Air & Water
                                                                                                 Technologies Corporation
-------------------------- ------------------------------------------------------- ------------- ------------------------------
President and Director     Michel Avenas (1)                                        French
                           c/o Anjou International Management Services, Inc.
                           800 Third Avenue
                           New York, New York  10022
-------------------------- ------------------------------------------------------- ------------- ------------------------------
Director                   Thierry M. Mallet                                       French        President and CEO of Air &
                           c/o Air & Water Technologies Corporation                              Water Technologies
                           800 Third Avenue                                                      Corporation
                           New York, New York 10022
-------------------------- ------------------------------------------------------- ------------- ------------------------------
Director                   Michel Gourvennec                                       French        President and Chief Executive
                           3225 Aviation Avenue                                                  Officer of Montenay International
                           Miami, Florida 33133                                                  Corporation
-------------------------- ------------------------------------------------------- ------------- ------------------------------
Director                   W. Harrison Wellford, Esq.                              USA           Partner at Latham & Watkins;
                           Latham & Watkins                                                      Vice Chairman of Sithe Energies,
                           1001 Pennsylvania Avenue, NW                                          Inc.
                           Suite 1300
                           Washington, DC  20004
-------------------------- ------------------------------------------------------- ------------- ------------------------------
II.  Executive Officers
(other than those who
are also Directors)
-------------------------- ------------------------------------------------------- ------------- ------------------------------
Senior Vice President      John T. Kelly                                           USA
                           c/o Anjou International Management Services, Inc.
                           800 Third Avenue
                           New York, New York  10022
-------------------------- ------------------------------------------------------- ------------- ------------------------------
Vice President and Chief   Christian G. Farman                                     USA
Financial Officer          c/o Anjou International Management Services, Inc.
                           800 Third Avenue
                           New York, New York  10022
-------------------------- ------------------------------------------------------- ------------- ------------------------------
Vice President and         Neil Lawrence Lane                                      USA
General Counsel            c/o Anjou International Management Services, Inc.
                           800 Third Avenue
                           New York, New York  10022
-------------------------- ------------------------------------------------------- ------------- ------------------------------
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(1) Michel Avenas is the beneficial owner of 100 Shares of Consumers Water
Company.